UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 27, 2015

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2015, Cabot Microelectronics Corporation (the "Company") announced that it has entered into a definitive agreement by which it will acquire NexPlanar Corporation ("NexPlanar"), a supplier of chemical mechanical planarization polishing pads to the semiconductor industry, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") among the Company, Matrix Merger Co., a wholly-owned subsidiary of the Company ("Merger Sub"), NexPlanar, and Shareholder Representative Services LLC, solely in its capacity as the representative for NexPlanar's stockholders.  Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into NexPlanar (the "Merger"), with NexPlanar as the surviving entity and a wholly-owned subsidiary of the Company.  The Merger Agreement provides that the Company will pay an aggregate consideration of approximately $142 million in cash to acquire NexPlanar on a debt-free basis, assuming an agreed-upon working capital balance as of the closing of the Merger, which may be increased by up to $2.3 million if the Company elects to cash out certain unvested options held by NexPlanar stockholders.  A portion of the purchase price will be deposited with an escrow agent to fund payment obligations with respect to post-closing purchase price adjustments and indemnification obligations.

The Merger Agreement contains customary representations, warranties and covenants of the parties.  The completion of the Merger is subject to customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and the approval of NexPlanar's stockholders.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.  The Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about NexPlanar or the Company.  In particular, the representations, warranties and covenants contained in the Merger Agreement: (1) were made only for purposes of that agreement and as of specific dates; (2) were solely for the benefit of the parties of the Merger Agreement; (3) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures; (4) were made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing matters subject to representations and warranties as facts; and (5) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.  Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation, but only in conjunction with the other information about the Company that is included in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure.

During the conference call to discuss the acquisition of NexPlanar, the Company may provide updated information regarding certain aspects of its business for fiscal years 2015 and beyond.  The conference call will be available via live webcast and replay in the "Events and Presentation" area of the "Investor Relations" section of the Company's website, www.cabotcmp.com.

This information is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On September 28, 2015, the Company issued a press release entitled "Cabot Microelectronics Corporation Announces Agreement to Acquire NexPlanar Corporation, a Supplier of Advanced CMP Pad Solutions" announcing the execution of the Merger Agreement.  The full text of the press release is furnished as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This Form 8-K and its attachments may contain forward-looking statements that involve risks and uncertainties concerning the Company's acquisition of NexPlanar, our expected financial performance, and our strategic and operational plans.  Actual events or results may differ materially from those described in this Form 8-K and attachments due to a number of risks and uncertainties.  The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of customers of the Company and NexPlanar to the transaction; our ability to successfully integrate NexPlanar's operations and employees; our ability to maintain, develop and grow NexPlanar's business after the closing and to realize the expected benefits of the acquisition; and general economic and business conditions.  In addition, please refer to our Quarterly Reports on Form 10-Q for the periods ended December 31, 2014, March 31, 2015 and June 30, 2015, and our Annual Report on Form 10-K for the fiscal year ended September 30, 2014, for a list of additional Risk Factors that may affect our business and operational results and the transaction referred to herein.  The Company is under no duty to update of the forward-looking statements after the date of this Form 8-K to conform to actual results.

Item 9.01                          Financial Statements and Exhibits.

(d)	Exhibits

2.1 Agreement and Plan of Merger, dated as of September 27, 2015, by and among NexPlanar Corporation, Cabot Microelectronics Corporation, Matrix Merger Co., and Shareholder Representative Services LLC solely in its capacity as representative.†

99.1 Press release, dated September 28, 2015, entitled "Cabot Microelectronics Corporation Announces Agreement to Acquire NexPlanar Corporation, a Supplier of Advanced CMP Pad Solutions."

†Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of any of the omitted schedules to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: September 28, 2015	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Executive Vice President and Chief Financial Officer
[Principal Financial Officer]

INDEX TO EXHIBITS

Exhibit Number	Title
2.1
Agreement and Plan of Merger, dated as of September 27, 2015. By  and among NexPlanar Corporation, Cabot Microelectronics Corporation, Matrix Merger Co., and Shareholder Representative Services LLC solely in its capacity as representative.†

99.1	Press release, dated September 28, 2015, entitled "Cabot Microelectronics Corporation Announces Agreement to Acquire NexPlanar Corporation, a Supplier of Advanced CMP Pad Solutions."

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the omitted schedules to the U.S. Securities and Exchange Commission upon request.